SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) June 20, 2001
HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2000-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delware (State or other jurisdiction of incorporation of Administrator)	0-23942 (Commission File Numbers)	36-1239445 (IRS Employer Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)		60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Information to be included in the report:
Item 1 Not Applicable
Item 2 Not Applicable
Item 3 Not Applicable
Item 4 Not Applicable
Item 5 On June 20, 2001, Household Credit Card Master Note Trust I, (the "Trust") issued its Series 2001-2 Asset Backed Notes.
Item 6. Not Applicable
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99(a)		The Series 2001-2 Indenture Supplement dated as of June 20, 2001, between the Trust, as issuer, and the Indenture Trustee.
99(b)		The Schedules as related to the Series 2001-2 Indenture Supplement dated as of June 20, 2001, between the Trust, as issuer, and the Indenture Trustee.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ Steven H. Smith Steven H. Smith Assistant Treasurer
Dated: August 3, 2001

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EXHIBIT INDEX

Exhibit Number	Exhibit
99(a)	The Series 2001-2 Indenture Supplement dated as of June 20, 2001, between the Trust, as issuer, and the Indenture Trustee.
99(b)	The Schedules as related to the Series 2001-2 Indenture Supplement dated as of June 20, 2001, between the Trust, as issuer, and the Indenture Trustee.
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